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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors Community Bankshares, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement-Prospectus. Our report refers to the Company's adoption of Statement of Financial Accounting Standards No. 122 effective July 1, 1994.

                                          /s/ KPMG PEAT MARWICK LLP

Boston, Massachusetts October 12, 1995